February 11, 2025

BNY Mellon Investment Funds I

- BNY Mellon Small/Mid Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are Monty Kori and Karen Behr. Mr. Kori has been a primary portfolio manager of the fund since February 2025 and is a portfolio manager at NIMNA. Ms. Behr has been a primary portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA.

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The following information supersedes and replaces contrary information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

The fund is managed by a team of investment professionals employed by NIMNA. The team members who are jointly and primarily responsible for managing the fund's portfolio are Monty Kori and Karen Behr. Mr. Kori has been a primary portfolio manager of the fund since February 2025 and is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2017. Ms. Behr has been a primary portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008.

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